UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana	59873
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

On March 12, 2019, Gary D Babbitt resigned as a director of United States Antimony Corporation, or the Company, for medical reasons. Mr. Babbitt joined the Company’s Board in 1998, and served on the Executive, Audit, and Compensation Committees of the board of directors.

On March 14, 2019, Whitney H. Ferer resigned as a director of the Company, again for medical reasons. Mr. Ferer joined the Company’s Board in 2012, and served on the Audit, Compensation, and Corporate Governance and Nominating Committees of the board of directors.

With the resignation of Messrs. Babbitt and Ferer, the Company has five directors, three of whom are independent directors as required by the rules of the NYSE American exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019

UNITED STATES ANTIMONY CORPORATION

By:
/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Office

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